                                   (10) (B)



                         SIERRA PACIFIC POWER COMPANY
                    NONQUALIFIED DEFERRED COMPENSATION PLAN



                       Adopted Effective January 1, 1996

                         SIERRA PACIFIC POWER COMPANY
                    NONQUALIFIED DEFERRED COMPENSATION PLAN

     The Board of Directors of Sierra Pacific Power Company, a Nevada corporation ("Company") has adopted this Nonqualified Deferred Compensation Plan ("Plan") effective January 1, 1996.

     1.   PURPOSE
          -------

          The primary purpose of the Plan is to provide deferred compensation to a select group of management and highly compensated employees through an unfunded "top hat" arrangement exempt from the fiduciary, funding, vesting, and plan termination insurance provisions of Title I and Title IV of the Employee Retirement Income Security Act ("ERISA"). Additionally, the Company has adopted this Plan to provide Employees with the opportunity to defer Compensation and to receive the Matching Contributions they are unable to defer or receive under the Company's tax qualified cash or deferred compensation plan ("Qualified 401(k) Plan"), because of the limits imposed by Sections 401(a)(4), 401(a)(17), 401(k), 401(m), 402(g) and 415 of the Internal Revenue Code ("Code") on plans to which those sections of the Code apply.

     2.   DEFINITIONS AND CAPITALIZED TERMS
          ---------------------------------

          The capitalized terms, set forth in alphabetical order and defined below, are used throughout the Plan.

          (a) "Account" refers to the bookkeeping entries established and maintained by the Company or the Committee for the purpose of recording (i) the amounts of Compensation deferred by an Employee under this Plan, (ii) any Company contributions, administrative expenses, interest accruals, investment earnings or losses, and (iii) any distributions to an Employee or Beneficiary.

          (b) "Beneficiary" refers to the person or entity selected to receive any portion of an Employee's Account that has not been distributed from the Plan at the time of the Employee's death. Such designation shall be on a form provided or approved by the Plan Administrator. In the event a married Employee designates someone other than his or her spouse as sole, primary Beneficiary, such initial designation or subsequent change shall be invalid unless the spouse consents in a writing which names the designated Beneficiary. If an Employee fails to designate a Beneficiary or no designated Beneficiary survives the Employee, the Plan Administrator may direct payment of benefits to the following person or persons in the order given below: the Employee's

                    (i)       spouse,
                    (ii)      descendants, per stirpes,
                    (iii)  parents,
                    (iv)      brothers and sisters, or
                    (v)       estate of the Participant.

               (c) "Board" or "Board of Directors" refers to the Board of Directors of the Company.

          (d) "Change in Control" has the meaning specified in Section 280G of the Code and the regulations thereunder. Except for purposes of Section 12 below, the term Change in Control shall not include any transaction between or among (i) Washington Water Power Company or any of its affiliates or successors in interest and (ii) Sierra Pacific Power Company or any Related Company.

          (e) "Code" refers to the Internal Revenue Code of 1986, as amended from time to time.

          (f) "Committee" or "Administrative Committee" refers to the officers of the Company who act on behalf of the Company in discharging the Company's duties as the Plan Administrator. Notwithstanding any other provision of the Plan document, to the extent permitted by law, any member of the Committee or any other officer or employee of the Company who exercises discretion or authority on behalf of the Company shall not be a fiduciary of the Plan merely by virtue of his or her exercise of such discretion or authority. The Board shall identify the Company officers who shall serve as members of the Committee. Absent a designation to the contrary, the Company's internal administrative Compensation and Benefits Committee shall act on behalf of the Company in operating this Plan. Because this Plan is a "top hat" arrangement, the Committee shall not be subject to the fiduciary duties imposed by the provisions of Part 4 of Title I of ERISA.

          (g) "Company," "Corporation" or "Employer" refers to Sierra Pacific Power Company, a Nevada corporation. For purposes other than Section 14, where the Plan Administrator considers appropriate in applying the provisions of this Plan, the term Company, Corporation or Employer also includes any Participating Company.

          (h) "Compensation" refers to an Employee's base salary, incentive compensation awards, special awards, bonuses and other remuneration under the Company's incentive compensation programs. Compensation considered under this Plan includes only amounts payable by the Company after an Employee first becomes eligible to participate in the Plan and during the period through which such participation continues.

          (i) "Disabled" or "Disability" refers to a physical or mental condition of an Employee which (i) occurs after an Employee first defers Compensation under this Plan, (ii) results from an injury, disease or disorder, and (iii) renders the Employee totally and permanently incapable of continuing in his or her customary employment with the Company. In determining whether an Employee is disabled, the Committee may rely upon the conclusions of any insurance carrier that has issued a policy of insurance covering the Employee or upon the conclusions of any physician acceptable to the Committee. An Employee automatically will satisfy the requirements under this Plan, with respect to submission of evidence of disability, throughout the period that he or she remains qualified for Social Security disability benefits or for benefits under any Company long term disability plan in which the Employee participates. Any Employee who believes that he or she is entitled to any advantage, benefit or other consideration under the Plan as a result of being Disabled shall apply to the Committee for such consideration and shall provide any evidence of Disability which the Committee in its discretion may request in a manner consistent with the Americans with Disabilities Act of 1990 and other relevant laws.

          (j) "Effective Date" refers to January 1,1996 with respect to Compensation first earned, determined or payable after that date.

          (k) "Employee" refers to any employee, within the meaning of Section 3121(d) of the Code, who is highly compensated or who is a member of management selected by the Board to participate in this Plan. In determining whether an employee is described in the preceding sentence, an employee shall be considered to be highly compensated if (i) the Employee is in the top three-percent (3%) of all Company employees determined with reference an employee's total Compensation or (ii) the employee's annual Compensation exceeds $100,000 or such greater amount described under Section 414(q)(1)(B) of the Code. Where the Plan Administrator considers appropriate in applying the provisions of this Plan, the term Employee may include (i) current and former Employees or (ii) Participants and Inactive Participants under Plan.

          (l) "ERISA" refers to the Employee Retirement Income Security Act of 1974, as amended from time to time.

          (m) "Hardship" refers to an Employee's immediate and heavy financial need caused by an unforeseeable emergency, as described in Treasury Regulations
Section 1.457-2(h)(4) and (5). In general, but without limitation, the Plan Administrator shall approve a Hardship withdrawal from an Employee's Account if the reduction does not exceed the amount needed to pay for the following unreimbursed expenses: (i) medical expenses defined in Code Section 213(d) and incurred (or to be incurred) during the calendar year by the Employee, or his or her spouse or dependents (as described in Code Section 152) as a result of a sudden or unexpected illness or accident; (ii) loss of a participant's property as a result of a casualty or other extraordinary, unforeseeable circumstances attributable to forces beyond the Employee's control; and (iii) other costs recognized by the Plan Administrator to pose an immediate and heavy financial need on the Employee as a result of an unforeseeable emergency or other factors beyond an Employee's control.

          (n) "Inactive Participant" refers to an Employee who deferred Compensation under the Plan during a previous Plan Year, who retains an Account in the Plan, but who does not defer any Compensation payable during the current Plan Year.

          (o) "Matching Contributions" refers to amounts described in Section 5.6(a) below.

          (p) "Participant" refers to an eligible Employee who elects to defer under the Plan part of his or her Compensation payable during the current Plan Year, as described in Section 4 below.

          (q) "Participating Company" refers to (i) Sierra Pacific Power Company, (ii) each Related Company which has been authorized by the Chief Executive Officer of Sierra Pacific Power Company to participate in the Plan and which, by resolution of the Board of Directors (or governing body if the Related Company is a partnership, joint venture or other unincorporated entity) of the Related Company, has adopted the Plan and has agreed to comply with the provisions of the Plan.

          (r) "Plan Administrator" refers to Sierra Pacific Power Company. The Plan Administrator shall determine which powers and duties a Related Company or a Participating Company shall have in the operation of the Plan with respect to Employees of that Related Company Participating Company.

          (s) "Plan Year" refers to the calendar year.

          (t) "Qualified 401(k) Plan" refers to the Company's tax qualified individual account cash or deferred compensation plan subject to the limits imposed by Code Sections 401(a)(4), 401(k), 401(m), 402(g) and 415.

          (u) "Related Company" refers to an organization or enterprise which is a member of a controlled group of corporations, trades or businesses (within the meaning of Section 414(b) or (c) and Section 1563(a) of the Code, determined without regard to Section 1563(a)(4) and (e)(3)(C) thereof and by substituting the phrase at least 50 percent for the phrase at least 80 percent each time it appears in Section 1563 (a)(1)) of which Sierra Pacific Power Company is a component member.

          (v) "Service" and "Years of Service" have the meanings specified in Code Section 411(a)(4) and (5)(A) and the regulations thereunder. Said terms shall be applied under this Plan in the same manner as applied under the Company's Qualified 401(k) Plan.

          (w) "Termination of Employment" refers to an Employee's (i) separation from service with the Company, (ii) refusal or failure to return to work within five working days after the date requested by the Company, (iii) failure to return to work at the conclusion of a leave of absence. Termination of Employment requires the complete severance of the relationship of common law employment between an Employee and Sierra Pacific Power Company or a Related Company. A reorganization or other change in the capital or ownership of a Company or transfer within a Company or between or among Sierra Pacific Power Company and Related Companies does not constitute a Termination of Employment.

          (x) "Trust" refers to a rabbi trust within the meaning of Revenue Procedures 92-64 and 92-65 of which a financial institution selected by the Company serves as Trustee. Trust also may refer to a custodial account, insurance policy or any other medium or vehicle issued by a financial institution through which a Company may accumulate assets to meet the Company's obligations under this Plan. The term "Trustee" shall include a financial institution selected by the Company and any successor Trustee under the Trust instrument.

          (y) "Valuation Date" refers to the close of business on the last business day of any calendar month.

     3.   ELIGIBILITY
          -----------

          The Board or the Committee may, from time to time, designate by name, office, position or salary grade those Employees of the Company who are eligible to participate in the Plan for one or more Plan Years and the date upon which each such Employee's participation may commence. Absent specific designation by the Board or Committee, no Employee shall be eligible to participate in the Plan. In general, eligible Employees are salaried officers or other key employees of a Participating Company who either (i) occupy a position with the Participating Company which has been designated by the Committee as an eligible position for participation in the Plan, or (ii) have been designated individually by the Committee to participate in the Plan. All designated Employees shall be notified by the Board or the Committee of their eligibility to participate. An Employee shall cease to be eligible when the Employee ceases to be highly compensated and ceases to be a member of management selected to participate in the Plan. The effective date of any such ineligibility under the preceding sentence shall be the first day of the Plan Year coinciding with or next following the date on which the Board or Committee provides the Employee with notice of such revocation. An Employee's eligibility to participate in the Plan does not confer upon the Employee any right to any position, title, incentive compensation award, bonus or other remuneration or perquisite of any kind.

     4.   DEFERRAL OF COMPENSATION
          ------------------------

          4.1  Election to Defer
               -----------------

          An Employee who is eligible to participate in the Plan may elect to defer the receipt of Compensation by completing a deferral election form provided or approved by the Committee. Pursuant to the deferral election form, an eligible Employee may elect to defer any whole percentage or fixed dollar amount of his or her Compensation. In general, an Employee may elect to defer receipt of up to thirty percent (30%) of his or her base salary prior to any reductions under Code Sections 125 or 401(k) and prior to any deferrals under this Plan. In addition or in the alternative, an Employee may elect to defer receipt of up to one hundred percent (100%) of his or her incentive compensation, bonus or other items of remuneration under the Participating Company's incentive compensation programs. An Employee who elects to participate in the Plan must defer at least one thousand dollars ($1,000) in Compensation for each Plan Year in which he or she remains eligible to participate. At the time an Employee completes a deferral election form, the Employee must designate in writing (i) the type(s) of Compensation to be deferred, (ii) the amount or percentage of such Compensation to be deferred,
(iii) the method in which the Compensation deferred for any Plan Year, adjusted under Section 5 below, shall be distributed from the Employee's Account, as permitted by Section 7 below, (iv) the Beneficiary whom the Employee wishes to designate as the recipient of any portion of the Employee's Account that remains undistributed at the Employee's death, and the method of distribution to such Beneficiary, and (v) if the Plan provides for participant-directed investment as described in Section 5 below, the Employee's investment preferences.

          4.2  Date of Deferral
               ----------------

          An eligible Employee must submit his or her deferral election form to the Committee no later than the last day of the deferral election period. The last day of the deferral election period for any item of Compensation shall be:

               (a)  the last day preceding the calendar year

                    (i) in which the eligible Employee will render the services for which he or she will receive any part of the base salary payable to the Employee during that year, and

                    (ii) in which the Company determines the amount of incentive compensation, bonus or other award that first becomes payable to the Employee during that year; or

               (b) in the first year in which the Company implements the Plan or in which an Employee first becomes eligible to participate, the Employee may make his or her election within the first 30 days after the later of

                    (i)  the date the Plan becomes effective, or

                    (ii)  the date the Employee becomes eligible to participate.

     4.3  Multiple Elections
          ------------------

          An election to defer Compensation shall be effective on the date an eligible Employee delivers a completed deferral election form to the Committee; provided, however, that, if the eligible Employee delivers another properly completed deferral election form to the Committee prior to the close of the deferral election period described in Section 4.2, the deferral election on the form bearing the latest date shall control. Subject to Section 4.5 below, after the last day of the election period, the controlling election made prior to the close of the period shall be irrevocable.

     4.4  Annual Elections
          ----------------

          In order to defer any portion of Compensation earned in any calendar year after 1996, an eligible Employee must submit at least one completed deferral election form during the 30-day period immediately preceding the start of that calendar year. If an Employee fails to make such a submission, the Employee will be deemed to have elected to continue deferring the same percentage of Compensation that the Employee deferred in the preceding calendar year.

     4.5  Deferral Adjustments
          --------------------

          Except as provided in this Section 4.5, after an annual election has taken effect for any Plan Year, an Employee may not increase or decrease the percentage or amount of Compensation to be deferred under this Plan during that Plan Year.

          a. An Employee must cease all deferrals under the Plan if such cessation would relieve the Employee of one or more Hardships without any withdrawals under this Plan or under the Qualified 401(k) Plan.

          b. During any Plan Year, an Employee may apply in writing to the Plan Administrator to reduce (but not below zero) the amount of base salary that the Employee will defer during the remainder of such year; such application may be made only once for any calendar year and shall apply only to base salary that has not been earned at the time the Plan Administrator receives the Employee's application to reduce the future deferral of his or her base salary. In determining whether the application should be granted, the Plan Administrator will consider the Employee's financial needs, including any change in the Employee's family status or other circumstances, as well as the projected needs of the Participating Company liable for future payments of such base salary.

          c. Any termination or reduction of deferrals of future Compensation shall take effect as of the first day of the period in which such Compensation first becomes payable following the determination of the Plan Administrator.

     4.6  Election Modifications
          ----------------------

          At any time prior to the first day of the Plan Year in which an Employee's Termination of Employment occurs, an Employee may apply in writing to the Plan Administrator to modify the Employee's previous elections with respect to Compensation deferrals for one or more previous Plan Years. In such application, an Employee may request permission to modify his or her previous elections pertaining to (i) the method in which amounts shall be distributed from the Employee's Account upon the Employee's Termination of Employment and
(ii) the method in which amounts shall be distributed from the Employee's Account to the Employee's Beneficiary in the event of the Employee's death. In determining whether the Employee's application should be granted, the Plan Administrator will consider the Employee's financial needs, including any change in the Employee's family status or other circumstances, as well as the projected needs of the Participating Company liable for payments from the Plan.

5.   DEFERRED COMPENSATION ACCOUNTS
     ------------------------------

     5.1  Maintenance of Accounts
          -----------------------

          The Plan Administrator shall maintain one or more Accounts with respect to any Compensation deferred by an eligible Employee under Section 4 above. The Plan Administrator shall credit the Account with the full amount of Compensation deferred in any payroll period. If the Compensation deferred is subject to federal or state employment taxes (e.g. taxes under the Federal Insurance Contributions Act or Federal Unemployment Tax Act), said taxes shall be withheld and deducted from a portion of the Employee's Compensation not deferred under this Plan. A Participant or Inactive Participant shall be fully vested at all times in amounts deferred under Section 4 above, as adjusted for any earnings, losses, interest accruals, administrative expenses or distributions as described below.

     5.2  Hypothetical Investment Elections
          ---------------------------------

               Except for any period of time during which the Company limits Account earnings to interest accruals under Section 5.4 below, a Participant or Inactive Participant shall have the right to direct the investment of his or her Account in accordance with rules and procedures established by the Company. Although the Company shall have the obligation to follow the investment directions of the Participant or Inactive Participant, the Company, in its sole discretion, may satisfy its obligation at any time and from time to time in one or both of the following ways:

                a. The Company may invest assets allocable to an Employee's Accounts in the specific investments, in the specific amounts and for the specific periods directed by the Employee; and the Company must credit or charge the Employee's Accounts with the earnings, gains or losses resulting from such investments.

                b. In the alternative, the Company may invest assets allocable to the Employee's Accounts in any manner, in any amount and for any period of time which the Company in its sole discretion may select; but the Company must credit or charge the Employee's Accounts with the same earnings, gains or losses that the Employee would have incurred if the Company had invested the assets allocable to the Employee's Accounts in the specific investments, in the specific amounts and for the specific periods directed by the Employee.

                 In accordance with procedures established by the Plan Administrator, an Employee may change his or her investment directions effective as of the first day of any month or other period specified in any investment election form provided by the Plan Administrator. Such changes may be made in a writing delivered to the Company or the Committee no fewer than fifteen (15) days preceding the effective date of the change. If the Employee fails to provide any investment directions at a time when the Employee has an interest in the Company's Qualified 401(k) Plan, the Company or the Committee may follow the then current investment directions for the Employee's interest in the Company's Qualified 401(k) Plan. If this Plan is determined to be subject to the fiduciary provisions of Part 4 of Title I of ERISA, this Plan shall be treated as a Plan described in Section 404(c) of ERISA and Title 29 of the Code of Federal Regulations Section 2550.404c-1, in which Plan fiduciaries may be relieved of liability for any losses which are the direct and necessary result of investment instructions given by a Participant or Beneficiary.

     5.3  Hypothetical Earnings or Losses
          -------------------------------

          Except for any period of time during which the Company limits Account earnings to interest accruals under Section 5.4 below, any amounts credited to the Account of a Participant or Inactive Participant as a result of the deferral of all or part of his or her Compensation may increase or decrease as a result of the Company's investment of such amounts between Valuation Dates, as described in Section 5.2 above. A ratable share of Plan investment earnings or losses under this Section 5.3 shall be credited to the Account of a Participant or Inactive Participant, as determined in good faith by the Committee. At the sole discretion of the Committee, for any Plan Year, the Committee may allocate to the Employee's Account either (i) the full amount of the Employee's share of Plan investment earnings or losses or (ii) the full amount of such share adjusted for any federal, state or local income or employment taxes attributable to such earnings or losses. If the full amount of such investment earnings or losses are allocated to an Employee's Account, any federal, state or local income or employment taxes attributable to such earnings or losses under this
Section 5.3 may be borne by or inure to the benefit of the Company. The Employee and his or her spouse, if any, understand and agree that they assume all risk in connection with any decrease in the value of the Compensation deferred under the Plan as invested in accordance with these Sections 5.2 and 5.3.

     5.4  Hypothetical Interest Accruals
          ------------------------------

     a.   Company as Obligor
          ------------------

          During each Plan Year in which the Company does not invest an Employee's deferred Compensation as described in Sections 5.2 and 5.3 above, any amounts credited to the Account of a Participant or Inactive Participant as a result of the deferral of all or part of his or her Compensation shall accrue interest compounded monthly, as consideration for the use or forbearance of money. The monthly crediting rate for a particular calendar year will equal one-twelfth (1/12) of the sum of (i) two percent (2%) plus (ii) the annual yield for a thirty (30) year U.S. Treasury Bond as of the first day of December immediately preceding such calendar year. The accrual of interest begins on January 1 of each Plan Year or, if later, the date on which an eligible Employee first defers Compensation under the Plan. The amount on which interest is accrued is the full amount in the Employee's Account as of the Valuation Date immediately preceding the first day of the month for which the accrual is to occur. At the sole discretion of the Company, for any Plan Year (i) the full amount of such accrued interest may be allocated to an Employee's Account or
(ii) adjusted for any federal, state or local income or employment taxes attributable to such interest, prior to allocating such interest to an Employee's Account. If the full amount of such interest accruals are allocated to an Employee's Account, any federal, state or local income or employment taxes attributable to interest accruals under this Section 5.4 may be borne by or inure to the benefit of the Company.

     b.   Third Party as Obligor
          ----------------------

          Notwithstanding the foregoing, the Committee may at any time and from time to time, with advance written notice to a Participant or Inactive Participant, cease the hypothetical accrual of interest under this Section 5.4 with respect to such Employee and commence hypothetical investment elections under Sections 5.2 and 5.3 above. If the Committee commences such hypothetical investment elections, one option available to any affected Employee shall be an investment in which the issuer of the security, contract, certificate, etc. guarantees principal and provides a fixed rate of interest. Nothing in the preceding sentence or in any other provision of the Plan shall be construed to render any Participating Company or any Related Company or any other person (i) the guarantor of the obligation of the issuer of any security, contract, certificate, etc. with respect to principal or interest or (ii) in any way responsible for the actions or omissions of any issuer of any security, contract, certificate, etc. with respect to any hypothetical investment under Sections 5.2 or 5.3 of this Plan.

     5.5  Investment of Unpaid Balances
          -----------------------------

          The unpaid balance of all Accounts under the Plan shall continue to be credited with the hypothetical investment earnings or losses described in Sections 5.2 and 5.3 above or the hypothetical interest accruals described in
Section 5.4 above.

          5.6  Company Contributions
               ---------------------

               a.   Matching Contributions
                    ----------------------

          As of the last day of any Plan Year for which an eligible Employee has deferred Compensation under this Plan, the Committee shall add to his or her Account an amount equal to the Company matching contributions, within the meaning of Code Section 401(m) and the Company's Qualified 401(k) Plan, which the Employee would have received (i) if the Employee had contributed, to the Company's Qualified 401(k) Plan, the amounts deferred under this Plan and (ii) if the limitations described in Section 1 above did not apply to the Company's Qualified 401(k) Plan ("Matching Contributions"). For any year, Matching Contributions will be allocated to a Participant's Account in this Plan in an amount equal to the excess, if any, of

          (1) the rate of the Company's Matching Contribution to the Qualified 401(k) Plan that year multiplied by the lesser of the following:

                         (a)  the sum of

                              (i) the Participant's deferrals under the
Qualified 401(k) Plan, plus

                              (ii) the Participant's deferrals under this Plan,
or

                         (b) six percent (6%) of the Participant's Compensation
that year; over

          (2) Company's Matching Contributions allocated to the Participant's Account under the Qualified 401(k) Plan that year.

     b.   Other Contributions
          -------------------

          Apart from Compensation deferrals and Matching Contributions, the Company, in its sole discretion, at any time and from time to time, may make contributions for any Employee, Participant or Inactive Participant under this Plan. Subject to Section 5.6(e) below, any such discretionary contribution shall be fully vested at all times and shall be distributable pursuant to Section 7 below.

     c.   Adjustments to Company Contributions
          ------------------------------------

          Once credited to an Employee's Accounts under this Plan, the amounts described in Section 5.6(a) and (b) shall accrue the hypothetical interest or investment returns described in Section 5.2, 5.3, 5.4 and 5.5 above, and shall be paid in accord with Section 7 below.

     d.   Vesting in Company Contributions
          --------------------------------

          Subject to the forfeiture provisions of Section 5.6(e) below, an Employee shall be 100% vested in amounts allocated to his or her Account under
Section 5.6(a), (b) or (c) above.

     e.   Forfeitures
          -----------

          Without regard to the number of Years of Service an Employee has completed with the Company and without regard to an Employee's age, Disability or death, if an Employee separates from service with the Company as a result of the Employee's gross misconduct, within the meaning of Part 6 of Title I of ERISA, regarding group health continuation coverage, or if the Employee engages in unlawful business competition with the Company, the Employee shall forfeit all amounts allocated to his or her Accounts under Section 5.6(a),
(b) and (c) above. Similarly, an Employee's vesting in amounts allocated to his or her Accounts under Section 5.6(a), (b) and (c) shall be contingent upon an Employee's executing and not revoking a settlement and release ("Release"), in a form approved by the Plan Administrator, which Release shall resolve all claims by Employee against the Company, the Plan and other persons specified in the Release with respect to matters addressed in the Release. Any forfeitures under this Section 5.6(e) shall be used to reduce the Company's obligation, if any, to make Matching Contributions to other Participants or to defray the expenses of administering the Plan.

     5.7  Statement of Account
          --------------------

          At least once each calendar year, the Plan Administrator will provide every Participant, Inactive Participant or Beneficiary with a statement of the balance of his or her Account under the Plan as of a specified Valuation Date during that calendar year or during the preceding calendar year.

     5.8  Company's General Assets
          ------------------------

          Employee understands and agrees that all Compensation deferred under the Plan and all amounts credited to an Employee's Account under the Plan (a) are the general assets of the Company, (b) may be used in the operation of the Company's business or in any other manner permitted by law, and (c) remain subject to the claims of the Company's general unsecured creditors. Employee agrees, on behalf of Employee and his or her spouse or other Beneficiary, that
(i) title to any amounts deferred under the Plan or credited to an Employee's Account remains in the Company and (ii) neither Employee nor his or her spouse or other Beneficiary has any property interests whatsoever in said amounts, except as general creditors of the Company.



          a.   Terms of Other Plan Documents
               -----------------------------

               Amounts deferred under this Plan or distributed pursuant to the terms of this Plan are not taken into account in the calculation of an Employee's benefits under any employee pension or welfare benefit program or under any other compensation policy or practice, except to the extent specifically provided in such program, policy or practice.

          b.   Retirement Benefits
               -------------------

               Compensation deferred under this Plan are taken into account in the calculation of an Employee's benefits under a Participating Company's tax-qualified defined benefit pension plan ("Pension Plan") only to the extent provided in such Pension Plan. Amounts deferred under this Plan shall be taken into account in the calculation of any benefit which the Employee may accrue under a Participating Company's supplemental executive retirement plan ("SERP") or under a Participating Company's excess benefit plan, within the meaning of ERISA Section 3(36), only to the extent provided in such SERP or excess benefit plan. For any year in which an Employee defers any portion of his or her Compensation under this Plan, the Employee may accrue a benefit in accordance with the terms of the SERP or excess benefit plan. Except to the extent specifically provided in a Participating Company's Pension Plan, SERP or excess benefit plan, no Employee shall accrue any benefit under a Participating Company's Pension Plan, SERP or excess benefit plan with respect to amounts distributed pursuant to this Nonqualified Deferred Compensation Plan.

          c.   Prior Executive Deferred Compensation Plan
               ------------------------------------------

               Before adopting this Plan, the Company maintained a nonqualified Executive Deferred Compensation Plan ("EDCP"). If an Employee has an account in the EDCP and the Employee is eligible to participate in this Plan, then upon the effective date of this Plan (or, if later, the effective date of an Employee's initial participation in this Plan), the Employee's account in the EDCP shall be transferred to this Plan, unless the Employee fails to comply with the rules and procedures which the Company shall establish in its sole discretion regarding the transfer of accounts from the EDCP to this Plan. Upon the transfer of an Employee's EDCP account to this Plan, said account shall become a liability of the Company to said Employee under this Plan; and any such transfer shall extinguish any liability that the Company may have had to said Employee or to any other person under the EDCP. If an Employee has an account in the EDCP and does not become a Participant in this Plan or fails to comply with the Company's rules and procedures regarding the transfer of EDCP accounts to this Plan, then the Company shall discharge its obligation to the Employee and his or her successors in interest under the EDCP in accordance with the provisions of the EDCP as the Company in its sole discretion shall determine. Any amounts transferred from the EDCP to this Plan, including all amounts attributable to compensation deferred prior to January 1, 1996, shall be subject to all the provisions of this Plan, including without limitations those provisions that prohibit loans from and restrict distributions under this Plan.

     7.   PAYMENT OF DEFERRED COMPENSATION ACCOUNTS
          -----------------------------------------

          7.1  Income Tax Obligations
               ----------------------

               If an Employee is assessed federal, state or local income taxes by reason of, and computed on the basis of, his or her undistributed deferred Compensation, Company contributions, interest accruals or investment earnings in his or her Account, the Employee shall notify the Committee in writing of such assessment. Promptly upon receipt of such notification, the Committee shall distribute to Employee from his or her Account an amount equal to such tax assessment (or, at Employee's election, an amount equal to the items on which such taxes are assessed) together with any interest due and penalties imposed thereon; provided however, that if the Committee determines that such assessment is improper, it may request that the Employee contest the assessment, at the expense of the Company (which expense shall include all costs of appeal and litigation, including legal and accounting fees, and any additional interest or penalties imposed on the deficiency from and after the date of the Employee's notice to the Committee); and during the period such contest is pending, the sums otherwise distributable pursuant to this Section 7.1 shall not be distributed.

          7.2  Other Withdrawals
               -----------------

               a.  Withdrawals to Meet Hardships
                   -----------------------------

                   If an Employee incurs a Hardship, as described in Section 2(m) above, the Employee may, by written notice to the Committee, request that all or any specified part of his or her Account under this Plan, but not less than $1,000 per withdrawal, be paid to the Employee; and such distribution, if approved by the Committee, shall be made in a lump sum within thirty (30) days following the Committee's receipt of such notice. The Committee shall have exclusive authority to determine whether to make a Hardship distribution from an Employee's Account but shall not unreasonably deny a request for such a distribution. The Committee's decision shall be final and binding on all parties. Any Hardship withdrawals from an Account shall reduce the amount available for subsequent distributions from the Account, as the Committee in good faith may determine.

               b.   In-Service Withdrawals
                    ----------------------

                    Prior to Termination of Employment, a Participant or Inactive Participant may not withdraw any funds from his or her Account, except for Hardship as provided in paragraph a. of this Section 7.2.

        7.3    Termination of Employment
               -------------------------

yment of a Participant or Inactive Participant, the Committee shall distribute his or her Account under the Plan, as elected by the Participant or Inactive Participant under Section 4 above, in a lump sum or in five (5) or ten (10) substantially equal annual installments. The payment from the Account shall occur or commence within 30 days after the first day of the calendar year immediately following the calendar year in which the Termination of Employment occurs. During the period between the Termination of Employment and the distribution of his or her entire Account, a former Employee may request Hardship withdrawals from any undistributed portion of his or her Account. Any such Hardship withdrawals shall reduce the amount available for subsequent distributions from the Plan, as the Company in good faith may determine.

        7.4  Disability
             ----------

yment, the Committee shall distribute his or her Account under the Plan, as elected by the Participant or Inactive Participant under Section 4 above, in a lump sum or in five (5) or ten (10) substantially equal annual installments. The payment from the Account shall occur or commence within 30 days after the Committee determines that the Participant or Inactive Participant is Disabled. Prior to the death of the Participant or Inactive Participant, during any period in which a Participant or Inactive Participant remains Disabled, he or she (or his or her legal representative) may request Hardship withdrawals from any undistributed portion of his or her Account. Any such Hardship withdrawals shall reduce the amount available for subsequent distributions from the Account, as the Company in good faith may determine.

        7.5  Death Prior to Commencement of Distributions
             --------------------------------------------

               Upon the death of a Participant or Inactive Participant prior to the commencement of any distribution under Sections 7.3 or 7.4 above, the Account of such Participant or Inactive Participant shall be distributed to his or her Beneficiary, in a lump sum or in five (5) or ten (10) substantially equal annual installments, as elected by the Participant or Inactive Participant under
Section 4 above. The payment from the Account shall occur or commence within 30 days after the Committee receives written notice of the death of the Participant or Inactive Participant.


          7.6  Death After Commencement of Distributions
               -----------------------------------------

               Upon the death of a Participant or Inactive Participant after the commencement of any distribution in accordance with Sections 7.3 or 7.4 above, the balance remaining in the Account of such Participant or Inactive Participant shall be distributed to his or her Beneficiary in accordance with the terms elected by the Participant or Inactive Participant under Sections 7.3 or 7.4 above.

          7.7  Default Distribution
               --------------------

               The Company shall accelerate the payment of Accounts under the Plan as a lump sum payment (i) if an Employee terminates employment with the Company at a time when the value of his or her Account is less than $25,000,
(ii) at any time after an Employee's Termination of Employment if the value of an Account falls below $10,000 or (iii) if an Employee who has elected installment distributions, terminates employment with the Company and works for a competitor of the Company, as the Committee in good faith may determine. Additionally, if a Participant or Inactive Participant fails to elect a form of payment from the Plan at the time of his or her deferral of Compensation or at any other time before an Account becomes payable, the Company shall distribute the Account in five (5) substantially equal annual installments, commencing within 30 days after the Account first becomes payable under the Plan.

          7.8  Payment of Annual Installments
               ------------------------------

               Where an Account is payable in annual installments, the amount of such installment shall be computed as follows. The first installment shall equal
(i) the amount in the Account determined as of the Valuation Date immediately preceding payment of the first installment (ii) multiplied by a fraction the numerator of which is one (1) and denominator of which is the total number of installments to be paid from the Account. Each remaining installment shall be paid as soon as administratively feasible after the start of the Plan Year following payment of a previous installment and shall equal (i) the amount in the Account determined as of the Valuation Date immediately preceding payment of that installment (ii) multiplied by a fraction the numerator of which is one (1) and denominator of which is the total number of installments still to be paid from the Account.

          7.9  Withholding of Taxes
               --------------------

               With respect to any payments to or from this Plan, the Company shall withhold any taxes or other amounts which federal, state or local law requires the Company to deduct, withhold and deposit. The Company's determination of the type and amount of taxes to be withheld from any payment shall be final and binding on all persons having or claiming to have an interest in this Plan or in any Account under this Plan.

     8.   FUNDING
          -------

          All amounts deferred under this Plan remain or become general assets of the Company. All payments under this Plan shall come from the general assets of the Company. The amounts credited to an Employee's Account are not secured by any specific assets of the Company. This Plan shall not be construed to require the Company to fund any of the benefits provided hereunder or to establish a trust or purchase an insurance policy, bond or other product for such purpose. The Company may make such arrangements as it desires to provide for the payment of benefits. Neither an Employee, Participant or Inactive Participant nor his or her Beneficiary or estate shall have any rights against the Company with respect to any portion of any Account under the Plan except as general unsecured creditors. No Employee, Participant, Inactive Participant, Beneficiary or estate has an interest in any Account under this Plan until such Account or portion thereof first becomes payable to the Employee, Participant, Inactive Participant, Beneficiary or estate.

     9.   PAYMENTS SUSPENDED UPON COMPANY'S INSOLVENCY
          --------------------------------------------

          At all times during the continuance of any trust established in connection with this Plan ("Trust"), if the Plan Administrator determines that the Company's financial condition is likely to result in the suspension of benefit payments from the Trust, the Plan Administrator shall advise Participants, Inactive Participants and Beneficiaries that payments from the Trust shall be suspended during the Company's insolvency. If the Trustee subsequently resumes such payments, the Administrator shall advise Participants, Inactive Participants and Beneficiaries that, if Trust assets are sufficient, the first payment following such discontinuance shall include the aggregate amount of all payments due to Participants, Inactive Participants and Beneficiaries under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made directly by the Company during any period of discontinuance.
No insufficiency of Trust assets shall relieve the Company of its obligation to make payments when due under the Plan.

     10.  NON-ALIENATION OF BENEFITS
          --------------------------

          The interest of any Employee, Participant, Inactive Participant or Beneficiary shall not be subject to sale, assignment, transfer, conveyance, hypothecation, encumbrance, garnishment, attachment, anticipation, pledge, alienation or other disposition prior to actual distribution from the Plan; and any attempt to effect such disposition shall be void. No portion of any Account shall, prior to receipt thereof, be subject to the debts, contracts, liabilities, or engagements of any Employee, Participant, Inactive Participant or Beneficiary. Nothing in the preceding sentence shall prohibit the Company from recovering from an Employee, Participant, Inactive Participant or Beneficiary any payments to which he or she was not entitled under this Plan or under any other contract or arrangement with the Company. No Employee, Participant, Inactive Participant or Beneficiary shall be able to borrow money from this Plan or use his or her Account in this Plan as security for any loans.


     11.  LIMITATION OF RIGHTS AND REMEDIES
          ---------------------------------

          Nothing in this Plan document or in any related instrument shall be construed as evidence of any agreement or understanding, express or implied, that the Company (a) will employ any person in any particular position or level of Compensation, (b) will offer any person initial or continued participation or awards in any commission, bonus or other compensation program, or (c) will continue any person's employment with the Company. This Plan is a contract concerning payment for personal services; no breach of this contract shall give rise to any action or remedy in tort or for extra-contractual damages.

     12.  BEST PAYMENTS
          -------------

          (a) If the gross amount of any payment or benefit under this Plan, either separately or in combination with any other payment or benefit payable by the Company or any of its affiliates or pursuant to a plan of the Company or an affiliate, would constitute a parachute payment within the meaning of the Code
Section 280G, then the total payments and benefits accrued and payable under this Plan shall not exceed the amount necessary to maximize the amount receivable by the Employee after payment of all employment, income and excise taxes imposed on the Employee with respect to such payments or benefits.

          (b) The Employee may elect by written notice which items of compensation, if any, shall be reduced so as to meet the requirements of Section 12(a) above. If there is a dispute between the Company and the Employee regarding (i) the extent, if any, to which any payments or benefits to the Employee are parachute payments or excess parachute payments, under Code Section 280G, or (ii) the base amount of such Employee's Compensation under Code Section 280G, or (iii) the status of such Employee as a disqualified individual, under Code Section 280G, such dispute shall be resolved in the same manner as a claim for benefits under this Plan.

          (c) Within 60 days of a Change in Control or, if later, within 30 days of the Employee's receiving notice of termination of employment from the Company or the Company's receiving notice of termination of employment from the Employee, either the Employee or the Company may request (i) a determination of the amount of any parachute payment, excess parachute payment, or base amount of compensation, or (ii) a determination of the reduction necessary to maximize the net receipts of the Employee as described in Section 12(a) above. Any fees, costs or expenses incurred by the Employee in connection with such determinations shall be paid equally by the Employee and the Company.

     13.  NOTICE UNDER WARN
          -----------------

          (a) Any amounts paid (i) to any Employee under the Worker Adjustment and Retraining Notification Act of 1988 ("WARN") or under any other laws regarding termination of employment, or (ii) to any third party for the benefit of said Employee or for the benefit of his or her dependents shall not be offset or reduced by any amounts paid or determined to be payable by the Company to said Employee or to his or her dependents under this Plan.

          (b) A Change in Control shall not be considered an "unforeseeable business circumstance" under WARN that would relieve the Company of its obligation to provide layoff notice to Participants or Inactive Participants under this Plan. In determining whether there has occurred an "employment loss" that would entitle a Participant or Inactive Participant to notice under WARN, any voluntary or involuntary separation of the Participant or Inactive Participant shall be treated as an employment loss entitling the Employee to such notice.

     14.  AMENDMENT OR TERMINATION OF PLAN
          --------------------------------

          (a) Prior to a Change in Control, the Board of Directors may modify, suspend or terminate the Plan in any manner that does not (i) reduce any benefits accrued under this Plan or (ii) constitute a forfeiture of any benefits vested under this Plan. After a Change in Control, the Plan may not be amended or terminated in any manner that adversely affects the fixed or contingent rights of any Participant or Inactive Participant under the Plan, including but not limited to the right to continue to defer the receipt of payments until the times specified in Section 7 above or the right to accrue interest or investment earnings at the rate and in the manner described in Section 5 above.

          (b) In modifying, suspending or terminating the Plan, or in taking any other action with respect to the implementation, operation, maintenance or administration of the Plan, the Board of Directors may act by a resolution of the full Board or by a resolution of an authorized committee of the Board.

          (c) This Plan shall terminate immediately if a court of competent jurisdiction determines that this Plan is not exempt from the fiduciary provisions of Part 4 of Title I of ERISA. The Plan shall terminate as of the date it ceased to be exempt.

          (d) Upon termination of the Plan, the Plan Administrator shall distribute all Accounts, as determined by the Plan Administrator (i) in a lump sum to all Participants or (ii) in accordance with the method designated by Participants at the time of their deferrals.

     15.  ADMINISTRATIVE PROCEDURES
          -------------------------

          15.1   Plan Administrator
                 ------------------

                 The Plan Administrator shall be the Company. The Company may establish an Administrative Committee, sometimes called a Compensation and Benefits Committee, composed of any persons, including officers or employees of the Company, who act on behalf of the Company in discharging the duties of the Company in administering the Plan. No Administrative Committee member who is a full-time officer or employee of the Company shall receive compensation with respect to his or her service on the Administrative Committee. Any member of the Administrative Committee may resign by delivering his or her written resignation to the Board of Directors of the Company or to an authorized committee of the Board. The full Board or an authorized committee of the Board may remove any member of the Administrative Committee by providing him or her with written notice of the removal.

          15.2 Committee Organization and Procedures
               -------------------------------------

               (a) The Chief Executive Officer of the Company may designate a chairperson from the members of the Administrative Committee. The Administrative Committee may appoint a secretary, who may or may not be a member of the Administrative Committee. The secretary shall have the primary responsibility for keeping a record of all meetings and acts of the Administrative Committee and shall have custody of all documents, the preservation of which shall be necessary or convenient to the efficient functioning of the Administrative Committee. All reports required by law may be signed by the Chairperson or another member of the Administrative Committee, as designated by the Chairperson, on behalf of the Company.

               (b) The Administrative Committee shall act by a majority of its members in office and may adopt such rules and regulations as it deems desirable for the conduct of its affairs. If the Company, the Plan, any Participant or Inactive Participant is or becomes subject to any rules of the Securities and Exchange Commission or any national or regional securities exchange, the Company and the members of the Administrative Committee shall take any actions which are necessary or desirable for the maintenance, modification or operation of the Plan in accordance with those rules.

          15.3 Administrative Authority
               ------------------------

               The Company and the Administrative Committee have discretionary authority to perform all functions necessary or appropriate to the operation of the Plan, including without limitation authority to (a) construe and interpret the provisions of the Plan document and any related instrument and determine any question arising under the Plan document or related instrument, or in connection with the administration or operation thereof; (b) determine in its sole discretion all facts and relevant considerations affecting the eligibility of any Employee to be or become a Participant; (c) decide eligibility for, and the amount of, benefits for any Participant, Inactive Participant or Beneficiary;
(d) authorize and direct all disbursements under the Plan; and (e) employ and engage such persons, counsel and agents and to obtain such administrative, clerical, medical, legal, audit and actuarial services as it may deem necessary in carrying out the provisions of the Plan. The Company shall be the "administrator" as defined in Section 3(16)(A) of ERISA for purposes of the reporting and disclosure requirements of ERISA and the Code. The General Counsel of the Company shall be the agent for service of legal process on the Plan.

          15.4 Expenses
               --------

               All reasonable expenses which are necessary to operate and administer the Plan shall be paid directly by the Company from its general assets, including any assets of a Trust the Company may establish with respect to the Plan. All reasonable costs incurred by a Committee member in the discharge of the Company's or his or her duties under the Plan shall be paid or reimbursed by the Company. Such costs shall include fees or expenses arising from the Committee's retention, with the consent of the Company, of any attorneys, accountants, actuaries, consultants or recordkeepers required by the Committee to discharge its duties under the Plan. Nothing in the preceding two sentences or in any other provisions of the Plan shall require the Company to pay or reimburse any Committee member or any other person for any cost, liability, loss, fee or expense incurred by the Committee member or other person in any dispute with the Company; nor may any Committee member or other person reimburse himself, herself or itself from any Plan contributions or from the principal or income of the Trust or from any other investment or funding vehicle for the Plan for any such cost, liability, loss, fee or expense.

          15.5 Insurance
               ---------

               The Company may, but need not, obtain liability insurance to protect its directors, officers, employees or representatives against liability in the operation of the Plan.

          15.6 Claims Procedure
               ----------------

               (a) A claim for benefits shall be considered filed only when actually received by the Plan Administrator.

               (b) Any time a claim for benefits is wholly or partially denied, the Participant, Inactive Participant or Beneficiary (hereinafter "Claimant") shall be given written notice of such denial within 60 days after the claim is filed, unless special circumstances require an extension of time for processing the claim. If there is an extension, the Claimant shall be notified of the extension and the reason for the extension within the initial 60-day period. The extension shall expire within 120 days after the claim is filed. Such notice will indicate the reason for denial, the pertinent provisions of the Plan on which the denial rests, an explanation of the claims appeal procedure set forth herein, and a description of any additional material or information necessary to perfect the claim and an explanation of why such material or information is necessary.

          15.7  Appeal Procedures
                -----------------

                (a) Any person who has had a claim for benefits denied by the Plan Administrator, or is otherwise adversely affected by the action or inaction of the Plan Administrator, shall have the right to request review by the Plan Administrator. Such request must be in writing, and must be received by the Plan Administrator within 60 days after such person receives notice of the Plan Administrator's action. If written request for review is not made within such 60-day period, the Claimant shall forfeit his or her right to review. The Claimant or a duly authorized representative of the Claimant may review all pertinent documents and submit issues and comments in writing.

                (b) The Plan Administrator shall then review the claim. The Plan Administrator may issue a written decision reaffirming, modifying or setting aside its former action within 60 days after receipt of the written request for review, or 120 days if special circumstances require an extension. The Claimant shall be notified in writing of any such extension within 60 days following the request for review. An original or copy of the decision shall be furnished to the Claimant. The decision shall set forth the reasons and pertinent plan provisions or relevant laws on which the decision rests. The decision shall be final and binding upon the Claimant and the Plan Administrator and all other persons having or claiming to have an interest in the Plan or in any Account established under the Plan.

          15.8 Notices
               -------

               Any notice from the Company or the Committee to an Employee, Participant, Inactive Participant or Beneficiary regarding this Plan may be addressed to the last known residence of said person as indicated in the records of the Company. Any notice to, or any service of process upon, the Company or the Committee with respect to this Plan may addressed as follows:

               Vice President, Human Resources
               Sierra Pacific Power Company
               6100 Neil Road
               Reno, Nevada 89520

          15.9 Indemnification
               ---------------

               To the extent permitted by law, the Company shall, and hereby does, indemnify and hold harmless any director, officer or employee of the Company who is or may be deemed to be responsible for the operation of the Plan, from and against any and all losses, claims, damages or liabilities (including attorneys' fees and amounts paid, with the approval of the Board, in settlement of any claim) arising out of or resulting from a duty, act, omission or decision with respect to the Plan, so long as such duty, act, omission or decision does not involve gross negligence or willful misconduct on the part of such director, officer or employee. Any individual so indemnified shall, within 10 days after receipt of notice of any action, suit or proceeding, notify the Chief Executive Officer ("CEO") of the Company and offer in writing to the CEO the opportunity, at the Company's expense, to handle and defend such action, suit or proceeding, and the Company shall have the right, but not the obligation, to conduct the defense in any such action, suit or proceeding. An individual's failure to give the CEO such notice and opportunity shall relieve the Company of any liability to said individual under this Section 15.9. The Company may satisfy its obligations under this provision (in whole or in part) by the purchase of insurance. Any payment by an insurance carrier to or on behalf of such individual shall, to the extent of such payment, discharge any obligation of the Company to the individual under this indemnification.

16.  MISCELLANEOUS
     -------------

     16.1  Alternative Acts and Times
           --------------------------

           If it becomes impossible or burdensome for the Company or the Committee to perform a specific act at a specific time required by this Plan, the Company or Committee may perform such alternative act which most nearly carries out the intent and purpose of this Plan and may perform such required or alternative act at a time as close as administratively feasible to the time specified in this Plan for such performance. Nothing in the preceding sentence shall allow the Company or Committee to accelerate or defer any payments to Participants or Inactive Participants under this Plan, except as otherwise expressly permitted herein.

          16.2 Masculine and Feminine, Singular and Plural
               -------------------------------------------

               Whenever used herein, pronouns shall include all both genders, and the singular shall include the plural, and the plural shall include the singular, whenever the context shall plainly so require.

          16.3 Governing Law and Severability
               ------------------------------

               This Plan shall be construed in accordance with the laws of the State of Nevada (exclusive of its rules regarding conflicts of law) to the extent that such laws are not preempted by ERISA or other federal laws. If any provision of this Plan shall be held illegal or invalid for any reason, such determination shall not affect the remaining provisions of this Plan which shall be construed as if said illegal or invalid provision had never been included.

          16.4 Facility of Payment
               -------------------

               If the Plan Administrator, in its sole discretion, determines that any Employee, Participant, Inactive Participant or Beneficiary by reason of infirmity, minority or other disability, is physically, mentally or legally incapable of giving a valid receipt for any payment due him or her or is incapable of handling his or her own affairs and if the Plan Administrator is not aware of any legal representative appointed on his or her behalf, then the Plan Administrator, in its sole discretion, may direct (a) payment to or for the benefit of the Employee, Participant, Inactive Participant or Beneficiary; (b) payment to any person or institution maintaining custody of the Employee, Participant, Inactive Participant or Beneficiary; or (c) payment to any other person selected by the Plan Administrator to receive, manage and disburse such payment for the benefit of the Employee, Participant, Inactive Participant or Beneficiary. The receipt by any such person of any such payment shall be a complete acquittance therefor; and any such payment, to the extent thereof, shall discharge the liability of the Company, the Committee, and the Plan for any amounts owed to the Employee, Participant, Inactive Participant or Beneficiary hereunder. In the event of any controversy or uncertainty regarding who should receive or whom the Plan Administrator should select to receive any payment under this Plan, the Plan Administrator may seek instruction from a court of proper jurisdiction or may place the payment (or entire Account) into such court with final distribution to be determined by such court.

          16.5 Correction of Errors
               --------------------

               Any Compensation, Matching Contributions or other amounts credited to the Account of any Employee, Participant, Inactive Participant or Beneficiary under a mistake of fact or law shall be returned to the Company. If an Employee, Participant, Inactive Participant or Beneficiary in an application for a benefit or in response to any request by the Company or the Plan Administrator for information, makes any erroneous statement, omits any material fact, or fails to correct any information previously furnished incorrectly to the Company or the Plan Administrator, or if the Plan Administrator makes an error in determining the amount payable to an Employee, Participant, Inactive Participant or Beneficiary, the Company or the Plan Administrator may correct its error and adjust any payment on the basis of correct facts. The amount of any overpayment or underpayment may be deducted from or added to the next succeeding payments, as directed by the Plan

Administrator. The Plan Administrator and the Company reserve the right to maintain any action, suit or proceeding to recover any amounts improperly or incorrectly paid to any person under the Plan or in settlement of a claim or satisfaction of a judgment involving the Plan.

          16.6 Missing Persons
               ---------------

               In the event a distribution of part or all of an Account is required to be made from the Plan to an Employee, Participant, Inactive Participant or Beneficiary, and such person cannot be located, the relevant portion of the Account shall escheat in accordance with the laws of the State of Nevada. If the affected Employee, Participant, Inactive Participant or Beneficiary later contacts the Company, his or her portion of the Account shall be reinstated and distributed as soon as administratively feasible. The Company shall reinstate the amount forfeited by reclaiming such amount from the State of Nevada, and allocating it to the Account of the affected Employee, Participant, Inactive Participant or Beneficiary. Prior to forfeiting any Account, the Company shall attempt to contact the Employee, Participant, Inactive Participant or Beneficiary by return receipt mail (or other carrier) at his or her last known address according to the Company's records, and, where practical, by letter-forwarding services offered through the Internal Revenue Service, or the Social Security Administration, or such other means as the Plan Administrator deems appropriate.

          16.7 Status of Participants
               ----------------------

               In accordance with Revenue Procedure 92-65 Section 3.01(d), this Plan hereby provides as follows:

               a. Employees, Participants, Inactive Participants and Beneficiaries under this Plan shall have the status of general unsecured creditors of the Company. With respect to this Plan, an Employee shall cease to be a participant, within the meaning of ERISA Section 3(7), upon the distribution of his or her entire Account under the Plan. With respect to this Plan, prior to the earlier of the death of an Employee or the distribution of his or her entire Account, a person or other entity shall be a beneficiary under
Section 3(8) of ERISA only during the period of time during which the Employee specifically designates such person or entity, in writing, as the Employee's Beneficiary.

               b. As a creditor of the Company, prior to the receipt of any payment under this Plan, an Employee, Participant, Inactive Participant or Beneficiary may be required to execute and not revoke a Release. For purposes of this Plan, the term "Release" refers to a written instrument, in a form approved by the Plan Administrator, which constitutes a complete settlement, compromise, discharge, release and waiver of any claims the Employee may have against the Company, the Plan or other persons specified in the Release with respect to any matters addressed in the Release. To the extent required by the Code or ERISA, any transfer or use of any Plan assets as part of a transaction involving a settlement, compromise, discharge, release or waiver of claims against the Employer or against any party in interest with respect to the plan shall be considered a form of (i) compensation provided to such party in interest under an arrangement for office space, legal, accounting or other services necessary to the establishment or operation of the Plan or (ii)

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

compensation for services rendered by a party in interest or reimbursement of expenses properly and actually incurred by a party in interest in the performance of duties on behalf of the plan. The Plan Administrator shall have discretionary authority to decide all questions regarding the payment, disbursement, use or transfer of any assets of a plan of which the Plan Administrator is a party in interest, including without limitation all issues regarding the reasonableness of the consideration provided to parties in interest with respect to any arrangements involving the plan.

               c. This Plan constitutes a mere promise by the Company to make benefit payments in the future;

               d. Any Trust to which this Plan refers (i.e. any trust created by the Company and any assets held by the trust to assist the Company in meeting its obligations under the Plan) shall conform substantially to the terms of the model trust described in Revenue Procedure 92-64; and

               e. It is the intention of the parties that the arrangements under this Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.

          16.8 Employee and Spouse Acknowledgement
               -----------------------------------

               By executing this Plan document or any related enrollment or election form, the undersigned Employee and, if Employee is married, Employee's spouse hereby acknowledge that each of them has read and understood this Plan document. Employee and his or her spouse also acknowledge that they knowingly and voluntarily agree to be bound by the provisions of the Plan, as the Company may unilaterally amend same from time to time. Employee and his or her spouse agree that this Plan, as amended from time to time, shall govern the investment, management and distribution of all deferrals and accumulations made under this Plan after December 31, 1995 and all deferrals and accumulations under the Company's Executive Deferred Compensation Plan prior to January 1, 1996. Employee and his or her spouse hereby authorize, ratify, approve and confirm any deductions that may have occurred, from Employee's Compensation prior to the Company's formal adoption of this Plan, where such deducted amounts are held and administered under the terms of this Plan as formally adopted by the Company or amended from time to time thereafter. Employee and his or her spouse further acknowledge that they have had the opportunity to consult with counsel of their own choosing with respect to all of the financial, tax and legal consequences of participating in this Plan, including in particular the effects of participation on any community property, marital property or other interest which the Employee's spouse may have in the Compensation deferred under this Nonqualified Deferred Compensation Plan.

          IN WITNESS WHEREOF, each of the undersigned has executed this document on the date set forth adjacent to his or her signature below.

                              SIERRA PACIFIC POWER COMPANY
                              A Nevada Corporation



Dated:  _________________  By _______________________________
                                 William E. Peterson
                                 Senior Vice President and
                                 General Counsel


                              EMPLOYEE


Dated:  _________________
                              Employee's Signature



                                    Employee's Printed Name


                              EMPLOYEE'S SPOUSE



Dated:  _________________     __________________________________
                              Spouse's Signature



                              Spouse's Printed Name

                                    Page 24